UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

HYCROFT MINING HOLDING CORPORATION

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(Exact name of Registrant as Specified in Its Charter)

Delaware --------------	001-38387 ----------	82-2657796 ------------------
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado	80237
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(Address of principal executive offices)	(Zip Code)

(303) 524-1947

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2020, Hycroft Mining Holding Corporation (the “Company”) announced the appointment of Stanton Rideout as the Company’s Executive Vice President and Chief Financial Officer, effective as of October 20, 2020 (the “Effective Time”).

Mr. Rideout, 61, has more than 30 years of senior executive experience in the mining and manufacturing industries, including Romarco Minerals and Phelps Dodge Corporation (“Phelps Dodge”). Since April 2018, Mr. Rideout has been a consulting Chief Executive Officer of Carolina Gold Resources Inc. (“CGR”), a Canadian precious and base metals project-generator company. He joined the Board of CGR in June 2017 and became Chairman of the Board in July 2018. Prior to that, Mr. Rideout served as the Senior Vice President and Chief Financial Officer of Romarco Minerals Inc. (“Romarco”) from November 2010 through December 2015. Since Romarco was acquired by OceanaGold in September 2015, he provided debt and equity consulting services for a number of mining companies. From January 2008 until May 2008, Mr. Rideout was Executive Vice President and Chief Financial Officer for Swift Transportation Corporation (“Swift”), a large North American truckload carrier. Prior to Swift, Mr. Rideout held various senior finance and accounting positions over 25 years with Phelps Dodge, a publicly traded mining and manufacturing company. Those roles included Vice President and Treasurer, Vice President and Controller, and Investor Relations Officer and Chief Financial Officer of Phelps Dodge International Corporation. Mr. Rideout earned his Master’s in Business Administration from the University of Evansville and his Bachelor of Science, Business/Finance, from Western Kentucky University. Mr. Rideout is a Certified Public Accountant.

The Company entered into an employment agreement dated as of October 20, 2020 (the “Employment Agreement”) with Mr. Rideout, which provides for a three-year term as Executive Vice President and Chief Executive Officer, following which he shall be deemed to be an at-will employee during the continuation of his employment by the Company. Under the terms of the Employment Agreement, Mr. Rideout is entitled to an annual base salary of $375,000, an annual cash incentive bonus target initially set at 60% of his annual base salary and an initial long-term equity award having a value of $250,000.

The initial long-term equity incentive will be granted on the effective date of his employment, October 20, 2020, and will be in the form of restricted stock units (“RSUs”), with the number of RSUs determined by dividing $250,000 by the closing stock price of the Company’s Class A Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the grant date, subject to Mr. Rideout’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Mr. Rideout will also be eligible to participate in equity-based compensation plans commencing in 2021, initially targeted at 150% of his base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards in the form of time-based equity awards. The foregoing description of the Employment Agreement and the RSUs does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement and the initial Restricted Stock Unit Agreement (Time Vesting), which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

At the Effective Time, upon Mr. Rideout’s assuming the position of Executive Vice President and Chief Financial Officer, Jeffrey Stieber will no longer serve as the interim Vice President and Chief Financial Officer. Instead, at that time, he will become our Senior Vice President of Finance and Treasurer and will report to Mr. Rideout. Mr. Stieber will remain an executive officer of the Company and his employment agreement will continue.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing Mr. Rideout’s appointment described above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated October 20, 2020 between Hycroft Mining Holding Corporation and Stanton Rideout.
10.2	Restricted Stock Unit Agreement (Time Vesting), dated October 20, 2020, between Stanton Rideout and Hycroft Mining Holding Corporation.
99.1	Press Release dated October 20, 2020.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*       Furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2020	Hycroft Mining Holding Corporation

	By:	/s/ Diane R. Garrett
Diane R. Garrett President and Chief Executive Officer